Note 21 - Other Non-current Liabilities	12 Months Ended
Dec. 31, 2015
Other Liabilities and Financial Instruments Subject to Mandatory Redemption [Abstract]
Other Liabilities Disclosure [Text Block]
21.	Other Non-Current Liabilities

On October 1, 2010, the Company entered into a bareboat charter agreement to lease the vessel M/T Delos until September 30, 2015 for a variable rate per year. On October 15, 2011, the Company terminated the bareboat charter agreement resulting in a termination fee of $5,750 “(the Delos Termination Fee”) that remained outstanding until December 31, 2012. On January 1, 2013, the Company entered into an agreement with the owner of M/T Delos by which the Delos Termination Fee outstanding as of December 31, 2012 was divided into two tranches, “Tranche A” ($4,500) that bears interest of 3% plus Libor and “Tranche B” ($806) that does not bear interest. This agreement provided for the repayment of the remaining balances of Tranche A and Tranche B according to the following schedule.

Year ending December 31,	Tranche A of the Termination Fee	Tranche B of the Termination Fee
2016	1,490	-
2017	1,500	806
Total	2,990	806

Finally, according to this agreement the Company pays monthly interest. On December 10, 2015, the owner of M/T Delos notified the Company that the outstanding balance of the Delos Termination Fee was immediately due and payable, since the Company had been delaying the installments as per the agreed repayment schedule.

As of December 31, 2015, the non-current part of the Delos Termination Fee is $0 ($3,106 as at December 31, 2014) while the current portion of the termination fee of $3,796 ($1,120 as at December 31, 2014) is included in Accounts payable in the accompanying consolidated balance sheets.

The fair value of the Delos Termination Fee equals its carrying amount since it is immediately due following the abovementioned notice. On January 12, 2016, Family Trading assumed the outstanding balance of the Delos Termination Fee payable as at December 31, 2015 (see Note 22).